Exhibit 99.1

Copyright © 2022 Allarity Therapeutics. All rights reserved. Nasdaq: ALLR Personalized Cancer Care. Realized. James G. Cullem, CEO H2 2022

Legal Statement

This presentation is provided for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources, and may rely upon assumptions, stated or otherwise, and forward-looking statements discussed below. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any forward-looking statements, modeling or any other information contained herein. Allarity Therapeutics, Inc. (collectively "Allarity Therapeutics," "Allarity," or the "Company") assume no obligation to update the information in this presentation. This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This material is not intended to provide the basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction.

No Offer or Solicitation. This material shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements. This presentation *contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.* Forward-looking statements provide Allarity's current expectations or forecasts of future events. The words "anticipates," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predicts," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. *These forward-looking statements include, but are not limited to, statements relating to estimated time periods for interim data read outs for our ongoing and prospective clinical trials and value inflection points, any resubmission of the NDA for dovitinib and PMA for the* drug-specific DRP® companion diagnostic for dovitinib, *and ongoing clinical trials for stenoparib* and IXEMPRA®. *Any forward-looking statements in this presentation are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that that the Company is unable to raise sufficient capital to fund its ongoing and prospective clinical trials and operations, the risk that results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change following more comprehensive reviews of the data, and as more patient data become available, the risk that results of a clinical study are subject to interpretation and additional analyses may be needed and/or may contradict such results, the receipt of regulatory approval for dovitinib, the* drug-specific DRP® companion diagnostic for dovitinib, *or any of our other therapeutic candidates or, if approved, the successful commercialization of such products, the risk of cessation or delay of any of the ongoing or planned clinical trials and/or our development of our product candidates, the risk that the results of previously conducted studies will not be repeated or observed in ongoing or future studies involving our therapeutic candidates, and the risk that the current COVID-19 pandemic will impact the Company's current and future clinical trials and the timing of the Company's preclinical studies and other operations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our annual report on Form 10-K on file with the Securities and Exchange Commission, available at the Securities and Exchange Commission's website at www.sec.gov, and as well as discussions of potential risks, uncertainties and other important factors in the Company's subsequent filings with the Securities and Exchange Commission. All information in this* presentation *is as of the date of the* presentation, *and the Company undertakes no duty to update this information unless required by law.*

Any financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Allarity's control. While all projections are necessarily speculative, Allarity believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Allarity or their representatives, considered or consider the projections to be a reliable prediction of future events.

Allarity Therapeutics 2

3 Allarity Therapeutics Company Snapshot: New Therapeutics for Unmet Cancer Needs We are building an oncology - focused pharmaceutical company using our world - class, highly validated DRP ® companion diagnostics platform to achieve true, personalized cancer care. Robust pipeline of 3 clinical - stage cancer therapeutics that address significant oncology markets Pursuing combination therapy programs to drive therapeutic success and value Drug Response Predictor (DRP ® ) platform creates drug - specific, companion diagnostics to select and treat likely responder patients Developed and clinically validated over 15 years U.S. Nasdaq listed (December 2021) Anchored by a $20M institutional investment (U.S.)

4 Allarity Therapeutics Our Pipeline – Making Good Drugs Better with DRP ® PHASE 1/1b PHASE 2 PHASE 3 NDA STATUS/ PARTNER Dovitinib Pan - tyrosine kinase inhibitor Stenoparib PARP and tankyrase inhibitor Microtubule inhibitor US Approved and out - licensed to Allarity in EU 2X - 111 Doxorubicin in GSH - linked liposome enabling BBB penetration Each program will be advanced with a drug - specific DRP ® companion diagnostic to select and treat patients most likely to benefit from treatment. Combination Rx with Stenoparib – 2 nd + line Ovarian Cancer 3 nd line Ovarian Cancer 2 nd line Metastatic Breast Cancer Primary Brain Cancer (Glioblastoma) Primary Pipeline Secondary Pipeline

5 Most advanced stage Phase 3 Phase 3 Phase 2 Phase 2 Phase 3 Phase 2 Number of assets in clinic 2 3 2 2 3 3 Peer Review Clinical validation publications 1 0 0 0 0 13 $1.0B $457M $252M $60M $57M $12M Kura Oncology Bioxcel Therapeutics Gritstone Bio Lantern Pharma Syros Pharma Allarity Unlocking the Value of a Focused Oncology Pipeline Allarity Therapeutics * Peer group valuations based upon intraday stock prices as of August 8, 2022 Comparable Public Equities U.S. Nasdaq Listed Equities

Advancing a Clinical Stage Oncology Rx Pipeline Through Superior Companion Diagnostics

7 Allarity Therapeutics Personalized Therapy for Cancer Patients Requires Predictive Diagnostics to Select Likely Responders to a Given Drug Goal Personalized Medicine Low Average Patient Benefit High Average Patient Benefit Classical Drug Development Treat all of the patients Allarity Approach Treat only patients sensitive to therapy

8 Allarity Therapeutics DRP ® is Distinct from Conventional Biomarker Technology Conventional Biomarker Approaches Largely Fail to Address Complex Tumor Biology and Mechanisms of Drug Response/Resistance Gene Mutation Sequencing Few drugs can be predicted with a single or a few mutations Drug Target Analysis Focus on drug with single target Artificial Intelligence or Machine Learning Approaches Lacks clinical validation Allarity’s DRP ® develops predictive biomarkers based upon complex gene expression analysis Broadly Applicable Extensively Published First - In - Class Retrospectively & Prospectively Validated Regulatory Acceptable Trusted By Clinicians * DRP® is based on comprehensive, tumor cell transcriptome data from actual cancer patients. * DRP® is not based on data mining, AI, or database analysis.

9 In vitro TRANSCRIPT -OMICS HUMAN SYSTEMS BIOLOGY In vitro Drug Response DATA Multi Gene DRP DRUG BLIND CLINICAL VALIDATION 14 How We Approach the Complexity of Cancer Cancer is Complex “Systems biology” is used to analyze all genes (~25,000) expressed in a cancer cell/tumor, without bias towards current knowledge of relevant drug targets or pathways. The Tumor Tells us What is Important Input is generated by taking drug testing data from cancer cell lines. Our DRP ® engine then applies the system biology analysis as a “filter” of human tumor biopsy data, to yield a 50 to 400 gene DRP ® signature for that specific drug. Allarity Therapeutics Graph of all 680 non - redundant proteins

How We Create a Drug-Specific DRP® Signature: *e.g.* Dovitinib


Entire cancer cell transcriptome measured in 60 cell lines treated with Dovitinib
DRP FILTER ALGORITHM
Upregulated genes identified in dovitinib sensitive and resistant cells
DRP FILTER ALGORITHM
Clinical relevance filter applied using gene expression from 3,500 tumors of mixed origin
DRP FILTER ALGORITHM
Relevant pathways identified and irrelevant pathways removed drp®

- Proprietary and highly advanced statistical and computational biology methodologies are applied to correlate cell growth in vitro after treatment with a drug to the baseline gene expression (transcriptome/mRNA) of the cells.
  - NCI60 cell lines were used for Dovitinib.
  - Analysis generates a ***raw*** outcome data of genes upregulated in sensitive cells and genes upregulated in resistant cells for each drug.
- To assess the biological importance of the upregulated and downregulated genes, a 'clinical relevance' filter of gene expression is applied to 3,500 tumors of mixed origin.
  - Only genes presenting as partaking in pathways in the tumors taken from actual patients in clinical trials will be assessed in the final drug response predictor (DRP ®).
  - Importantly, the filter reduces irrelevant background gene expression patterns and thus gives a dramatic improvement in the signal-to-noise ratio.
- **58** expressed genes included in the final Dovitinib DRP® signature.

allarity™ THERAPEUTICS

Source: A Drug Response Predictor to Guide Treatment for Breast Cancer; Pharmacogenomics, Vol. 20, No.5 Editorial;
Link: https://www.futuremedicine.com/doi/full/10.2217/pgs-2018-0195

Allarity Therapeutics 10

11 Compare patients’ tumor gene expression to DRP ® signature Allarity Therapeutics DRP ® Companion Diagnostics: Predicting a Cancer Patient’s Drug Response Identify patients with high DRP ® score for a given drug STRONG WEAK Patients’ biopsy samples Step 1 Step 2 Step 3 WEAK MODERATE STRONG PATIENTS’ TUMORS DRP + PATIENTS’ TUMORS

12 DRP ® Sample Collection Kits DRP ® Sample Collection Kits

DRP® Platform: Extensively Studied in 47 Clinical Trials

PROSPECTIVE CLINICAL TRIALS – PHASE 2

DRP® Clinical Impact

Cisplatin/LiPlaCis®	Phase 2 study (n=37) completed – late-stage metastatic BC	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant
Stenoparib	Phase 2 study (n=30) underway – 3rd line ovarian cancer	
IXEMPRA®	Phase 2 study (n=60) underway – 2nd line metastatic BC	

RETROSPECTIVE (BLINDED) CLINICAL TRIALS – PHASE 2/3

Dovitinib Fulvestrant Belinostat 5-FU Epirubicin Exemestane (+ dozens of other validations*)	RCC – metastatic AML Breast Breast – Metastatic Breast – Neoadjuvant Colon	Lung Lung – NSCLC Ovarian Renal Solid Tumors	**2-5 fold increase in ORR or TTP** between predicted sensitive and predicted resistant

Allarity Therapeutics

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Primary Pipeline Dovitinib Stenoparib IXEMPRA ®

15 Allarity Therapeutics • Exclusively in - licensed from Novartis. Pan - Tyrosine Kinase Inhibitor (TKI), small molecule, targeted inhibitor of FGFR, VEGFR, and other RTKs . Unique, inhibitory profile. • Efficacy demonstrated in monotherapy Phase 3 Renal Cell Carcinoma ( mRCC ) trial 2 , and in Phase 2 studies spanning 4 additional cancers: gastrointestinal stromal tumors (GIST) 3 , liver (HCC) 4 , breast 5 , endometrial 6 • Potential tumor vascular normalization that can potentiate delivery and benefit of other anti - cancer agents. • DRP ® cDx evaluated in 5 different cancers including RCC, GIST, liver, metastatic breast, and endometrial. • GMP drug manufacturing contract in place with LONZA. • Development strategy potentially similar to Lenvatinib (Lenvima®) by expanding approved mono - therapy indications as well as combo therapy, such as approvals with immune checkpoint inhibitors ( e.g. PD - 1 inhibitors). 1) Source: reported sales (2019A) and eValuatePharma (2026E) 2. NCT01223027 3. NCT01478373 4. NCT01232296 5. NCT01528345 and NCT00958971 6. NCT01379534 Dovitinib: A Pan - Tyrosine Kinase Inhibitor (TKI) 0 10 20 30 40 50 60 70 2019A 2026E Breast cancer Renal Cell Carcinoma Liver cancer GIST Endometrial cancer Annual sales 1 in 5 large indications where Dovitinib has shown clinical activity Dovitinib - DRP ® Validated in 3rd line mRCC; Broad Combination Therapy Potential US$ Bn

16 Allarity Therapeutics 1. NCT01223027; 49 out of 135 patients that consented to give biopsy that passed QC were DRP ® positive (36%). If samples are ma crodissected to remove necrosis the median increases to 24.2 mo in the Dovitinib - DRP positive arm. Our Validated Dovitinib - DRP ® Identifies Responsive Patients Dovitinib - DRP ® (58 mRNAs) Identified Patients with Overall Survival (OS) Benefit in Novartis Phase 3 in 3 rd line RCC 1 Kaplan - Meier Plot – Overall Survival – Entire arms DRP selects survivors in dovitinib arm but not in sorafenib arm HR = 0.96 (95%CI 0.75 - 1.22) • Dovitinib - DRP ® positive: • median 15.0 mo. OS (95%CI 12.9 - 26.3) • Dovitinib - DRP ® negative: • median 9.1 mo. OS (95% CI 7.6 - 13,2) • Hazard Ratio: • 0.60 (95% CI 0.39 - 0.91) • Dovitinib - DRP ® does not select Sorafenib responders 0 5 10 15 20 25 30 35 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 Months S u r v i v a l p r o b a b i l i t y Dovitinib arm (N=284, median 11.9 mo) Sorafenib arm (N=286, median 11.2 mo) 0 5 10 15 20 25 30 35 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 Months S u r v i v a l p r o b a b i l i t y Dov arm DRP+ (N=49, median 15.0 mo) Dov arm DRP− (N=86, median 9.1 mo) Sor arm DRP+ (N=36, median 9.7 mo) Sor arm DRP− (N=68, median 12.8 mo)

17 Allarity Therapeutics 1. SVB Leerink analyst Daina Graybosch (FiercePharma) 2. NCT02811861 and NCT03517449 Dovitinib: Potential Combination Therapy with Immune Checkpoint Inhibitors ( e.g. PD - 1i) Strong Pre - clinical Evidence and Clinical Rationale for Combination of Dovitinib + Pembrolizumab. Potential Initiation of Phase 1b/2 Study of this Combination in Adjuvant mRCC Setting in mid - 2023. • Treatment setting = adjuvant treatment, front line, in high risk RCC. • Current standard of care is Pembrolizumab (KEYTRUDA ® ) following nephrectomy. • Pembrolizumab peak sales projections in adjuvant RCC = ~$1.2 billion. 1 • Mouse models (unpublished) have shown combo Rx benefit of Dovitinib and anti - PD - 1 . • Pembrolizumab has shown clinical synergy with other TKIs like Lenvatinib (LENVIMA ® ). 2 • Validated Dovitinib - DRP ® cDx developed for metastatic RCC will be used to select those patients most likely to benefit from the combination of Dovitinib and Pembrolizumab. • DRP ® on label as mandatory companion Dx allows for drug pricing premium .

18 Allarity Therapeutics 1. PARP = Poly ADP - Ribose Polymerase, a critical cellular enzyme for repair of certain type of DNA strand breaks; Data comes from eValuatePharma 2. Under Eisai, stenoparib (2X - 121) was formally known as E7449 Dovitinib: Combination Therapy Opportunity with Stenoparib (PARPi) Potential Synergistic Therapeutic Benefit of Dovitinib + Stenoparib in 2 nd line or later Ovarian Cancer Initiation of Phase 1b Dosing Study Anticipated by Early Q4 2022 • Treatment setting = 2 nd line or later therapy in ovarian cancer (OC). • Prior clinical trials have shown promising synergy between PARPi and TKIs . • Stenoparib (a unique dual PARPi and Tankyrase inhibitor) has shown promising monotherapy activity against OC and pancreatic cancer in prior Phase 1 clinical trial. • Validated Stenoparib - DRP ® and Dovitinib - DRP ® cDx’s will be used to select likely responder patients. • Global PARP market projected to reach $9 Billion by 2027 for use in ovarian cancer. • DRP ® on label as mandatory companion Dx allows for drug pricing premium . • Potential to expand combination of Dovitinib + Stenoparib to pancreatic cancer, among other indications. Annual sales 1 (US$m) in indications targeted by Stenoparib with DRP ® 0 2,000 4,000 6,000 8,000 10,000 12,000 2019A 2026E Ovarian cancer Pancreatic cancer

19 Allarity Therapeutics 1. PARP = Poly ADP - Ribose Polymerase, a critical cellular enzyme for repair of certain type of DNA strand breaks; Data comes fro m eValuatePharma 2. Under Eisai, stenoparib (2X - 121) was formally known as E7449 3. Plummer et al. British Journal of Cancer (2020) 123:525 – 533 4. NCT03878849 Stenoparib: A Dual PARP and Tankyrase Inhibitor Annual sales 1 (US$m) in indications targeted by Stenoparib with DRP ® 0 2,000 4,000 6,000 8,000 10,000 12,000 2019A 2026E Ovarian cancer Pancreatic cancer • Exclusively in - licensed from Eisai . First - in - class small molecule targeted inhibitor of DNA damage repair enzymes (PARP) with dual Tankyrase inhibitor activity (Wnt signaling). • Stenoparib has shown promising monotherapy activity against OC and pancreatic cancer in prior Phase 1 clinical trial. • Validated Stenoparib - DRP ® cDx showed ability to identify patients that benefited in Phase I study. 3 • Ongoing Phase 2 monotherapy study in OC 4 – started at Dana - Farber Cancer Institute (U.S.). Ongoing opening of new sites in U.S. and EU in 2022 to accelerate enrollment. • Global PARP market projected to reach $9 Billion by 2027 for use in ovarian cancer 20.7% CAGR Ongoing Phase 2 Monotherapy Study in 2 nd Line OC with Anticipated Interim Data Readout Late Q4 2022

20 Allarity Therapeutics Plummer et al, ASCO 2018, Plummer et al, Br J Cancer 123(4):525 - 533, 2020 Our Stenoparib - DRP ® Identifies Responsive Patients Results of Phase I Trial Response rate below DRP ® cutoff of 50: 0% (0 of 7) Response rate without DRP: 15% (2/13) Response rate above DRP ® cutoff of 50: 33% (2 of 6) All 8 histologies Stenoparib DRP ® (414 mRNAs) Predicts Drug Response in Biopsies from the Eisai Phase 1 trial Responders Nonresponders 0 2 0 4 0 6 0 8 0 1 0 0 Clinical response D R P p r e d i c t e d S t e n o p a r i b s e n s i t i v i t y ( a d j u s t e d f o r d o s e 5 0 − 8 0 0 m g ) Responders Nonresponders 0 2 0 4 0 6 0 8 0 1 0 0 CC=0.42, P=0.07

Stenoparib: Well Positioned in PARP Competitive Landscape

"… the identification of reliable biomarkers will be critical for the success of this targeted agent" [1]

Product	Owner	Stage	Response biomarker	Export Resistance (PgP mediated)	Absence of Myelotoxicity (Myelotox)	Multi-targeted (PARP/ Tankyrase)	PARP trapping	BBB penetration	Strong maintenance opportunity
Olaparib	AstraZeneca	Approved	BRCA	✗	✗	✗	✓	✗	✓
Niraparib	gsk | TESARO	Approved	BRCA/HRD	✗	✗	✗	✓	✗	✓
Veliparib	abbvie	Phase 3	BRCA	✗	✗	✗	✗	✗	✗
Rucaparib	CLOVIS ONCOLOGY	Approved	BRCA	✗	✗	✓	✓	✗	✓
Talazoparib	Pfizer	Approved	BRCA	✓	✗	✗	✓	✗	✓
Stenoparib	allarity™ THERAPEUTICS	Phase 2[2]	DRP®	✓	✓	✓	✓	✓	✓

Value Proposition

Allarity PARP inhibitor (Stenoparib) with exclusive DRP®: a novel, multi-targeted drug (Tankyrase and PARP inhibition) with improved efficacy, low myelotoxicity, and less drug resistance resulting in improved patient outcomes

1) Lars M. Wagner, "Profile of veliparib and its potential in the treatment of solid tumors." Onco Targets Ther. 2015; 8: 1931–1939. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4524591
2) NCT03878849

allarity™ THERAPEUTICS

Allarity Therapeutics

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IXEMPRA® (Ixabepilone): A Microtubule Inhibitor

IXEMPRA® Approved in U.S. for 2nd Line Metastatic BC; Phase 2 Monotherapy Trial for mBC Ongoing in EU; Interim Data Readout Anticipated End of Q1 2023

- Exclusively in-licensed for EU from **R-PHARM U.S.** Microtubule Inhibitor, originally developed and marketed by Bristol Myers Squibb.
- **Approved & marketed in U.S.** for the treatment of mBC:
  - in combination with capecitabine for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline and a taxane.
  - as monotherapy for the treatment of metastatic or locally advanced breast cancer in patients after failure of an anthracycline, a taxane, and capecitabine.
- **Ongoing Phase 2, DRP®-guided monotherapy trial**[1] in EU for treatment of mBC as monotherapy per the U.S. label; Ongoing expansion of trial sites to accelerate enrollment.
- R-PHARM providing **free drug supply** to support Phase 2 trial.
- R-PHARM has **first buy-back option** following Phase 2 completion at FMV.
  - **Pre-agreed license terms** for Allarity in event R-PHARM does not re-acquire program.

Ixempra® in the U.S.

FDA APPROVED

Progression Free Survival (months)


4.1
5.7
Capecitabine
Ixempra + Capecitabine

Sales reached US$ 117m

Bristol Myers Squibb™

R-PHARM US

allarity™ THERAPEUTICS

1) NCT04796324

Allarity Therapeutics
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23 IXEMPRA ® Arm Allarity Therapeutics 1) Perez et al (2007) in mBC patients resistant to anthracycline, taxane, and capecitabine 2) Thomas et al (2007) in mBC patients resistant to taxanes IXEMPRA ® DRP ® Nearly Doubles ORR in Neoadjuvant BC p C R N o _ p C R 0 2 0 4 0 6 0 8 0 1 0 0 Ixabepilone arm Response P r e d i c t e d I x a b e p i l o n e s e n s i t i v i t y p C R N o _ p C R 0 2 0 4 0 6 0 8 0 1 0 0 Ixempra ® DRP ® selected patients ORR 20% (CBR* 41%) 0% 20% 40% 60% Resistant to anthracycline, taxane and capecitabine Resistant to taxane With previous adjuvant anthracycline therapy No previous taxane therapy Estimated ORR in DRP+ patients Ixempra ® unselected patients ORR 11.5 1 - 12% 2 N=138, p=0.0004 * CBR refers to Clinical Benefit Rate (CR+PR+SD>6months) Validated IXEMPRA ® DRP ® (190 mRNAs) more Accurately Predicts Response to this Drug Based upon Published Biopsy Data from a Trial of Ixabepilone in Neoadjuvant BC

24 Allarity Therapeutics • We have monetized our prior secondary pipeline programs through external partnerships • LiPlaCis ® out - licensed to Chosa ApS (an affiliate of Smerud Medical Research Int’l) in April 2022 for further clinical & commercial development in connection with cisplatin - DRP ® companion Dx. • Phase 2 development in late - stage metastatic breast cancer. • Allarity eligible to receive regulatory milestone payments. • Irofulven reacquired by Lantern Pharma in July 2021 for further clinical and commercial development in bladder and prostate cancers, optionally in connection with DRP® companion Dx. • Allarity eligible to receive regulatory development milestone payments and royalties on sales. • 2X - 111 currently in discussions with Smerud Medical Research Int’l for potential out - license for further clinical & commercial development in connection with doxorubicin - DRP ® companion Dx. • Phase 2 development in glioblastoma multiforme (GBM). Partnered Secondary Pipeline Programs

25 Allarity Therapeutics DRP® Companion Diagnostics Can Support External Drug Programs • Broad potential to partner with other oncology therapeutics developers (including Big Pharma) to develop drug - specific DRP ® companion Dx for their pipeline programs. • DRP ® companion Dx can be developed and used to support : • Phase 1/1b clinical trials, to identify responsive patients and generate early drug efficacy signals . • Phase 2 and 3 clinical trials, to enrich trials with identified likely responder patients . • Regulatory approval filings and post - approval use as a mandatory/label companion diagnostic. • DRP ® companion Dx can potentially open new markets ( e.g . EU) for approved drugs that failed to meet cost/benefit requirements in another country/region. • DRP ® Platform may potentially be acquired by a third party, similar to Roche’s 2018 ($2.4B) acquisition of Foundation Medicine

26 Allarity Therapeutics Evaluating Multiple Commercial Opportunities Potential Regional Oncology Commercialization Partners Have Been Identified • Commercialization strategy: enter into marketing partnerships with leading regional oncology therapeutics companies to achieve optimal market penetration in key regions. • Existing discussions with prominent regional partners in: • MENA region • LATM region • China region • EU region • U.S. • Regional partnership deals expected to include: • Development & approval milestone payments to Allarity. • Tiered royalties on drug sales in each region.

Pipeline Development 2022-2025



Indication
2022
2023
2024
2025
H1
H2
H1
H2
H1
H2
H1
H2
Dovitinib
Pediatric Osteosarcoma:
Monotherapy (w/ OncoHeroes)
Interim Data
P1b
Phase 2
Combo Rx Study #2: TBD
Potentially with PD-1 inhibitor
Interim Data
Interim Data
Dosing (N=30)
Phase 2 (N=100+)
Ovarian Cancer (2nd line or later):
Combo Rx study with Stenoparib
Interim Data
Interim Data
Phase 1b (N=<36)
Phase 2 (N=100+)
Stenoparib
Ovarian Cancer: Monotherapy
Interim Data
P2
Pediatric Indication TBD
Monotherapy (w/ OncoHeroes)
Interim Data
P1b
P2
Ixempra
Metastatic Breast Cancer
Monotherapy
Interim Data
P2

August 2022

Allarity Therapeutics – Confidential

27

Leadership, I.P., & Strategic Milestones

29 Thomas Jensen SVP of Investor Relations, Co - Founder Allarity Therapeutics Our Senior Leadership Team Marie Foegh, MD Chief Medical Officer Steen Knudsen, Ph.D Chief Scientific Officer, Co - Founder James G. Cullem, J.D. Chief Executive Officer (Interim since June 2022) Joan Y. Brown, CPA Chief Financial Officer (Interim since June 2022)

Our Scientific Advisory Board



Dan von Hoff, JD

Physician in Chief, Distinguished Professor at the Translational Genomics Research Institute (TGen) in Phoenix, Arizona. Virginia G. Piper Distinguished Chair for Innovative Cancer Research at HonorHealth. Chief Scientific Officer for US Oncology Research



Joyce A. O'Shaughnessy, MD

Co-Chair of Breast Cancer Research and Chair of Breast Cancer Prevention Research at Baylor-Sammons Cancer Center and for The US Oncology Network.



Ursula A. Matulonis, MD

Chief and Director of the Division of Gynecologic Oncology at DFCI. Professor of Medicine at Harvard Medical School. First recipient of Brock-Wilson Family Chair at DFCI.



Mansoor Raza Mirza, MD

Chief Oncologist at the Dept. of Oncology, Rigshospitalet, Cph. University Hospital, Denmark, and Medical Director of the Nordic Society of Gynecologic Oncology-Clinical Trial Unit. He is also Vice-Chairman of the Danish Society of Gynecologic Oncology.



Roberto Pili, MD

Roberto Pili, MD, is associate dean for cancer research and integrative oncology and professor and chief of the Division of Hematology/Oncology in the Department of Medicine. He is also the founder of the UB Cancer Research Consortium.

MAYO CLINIC

BaylorScott&White HEALTH

Dana-Farber Cancer Institute

REGION H Rigshospitalet

University at Buffalo Jacobs School of Medicine and Biomedical Sciences

allarity™ THERAPEUTICS

Allarity Therapeutics 30

31 Allarity Therapeutics Our Board of Directors Duncan Moore Chairman Partner in East West Capital Partners, Chairman of Lamellar Biomedical, Director at Braidlock Ltd, and Chair of the Advisory Board of the Scottish Life Sciences Assoc. GAIL J. MADERIS Non - Executive Director CEO of Antiva Biosciences, Inc., and a Board member at Valitor , Inc., and the U.C. Berkeley Foundation Board of Trustees. Previous CEO of Five Prime Therapeutics, Inc. David A. Roth Non - Executive Director CMO of Syros Pharmaceuticals, Inc. Prior CMO of Infinity Pharmaceuticals, Inc., and SVP, Clinical Development & Medical Affairs, at Infinity Pharmaceuticals. Søren Gade Jensen Non - Executive Director S ø ren is currently Member of the European Parliament. Previously, he served as Minister of Defense of Denmark, and as member of the Danish parliament. James G. Cullem CEO, Executive Director CEO of Allarity Therapeutics. (interim). Prior roles include CBO, and SVP of Corporate Development in Allarity Therapeutics Inc., and its predecessor. Thomas Jensen SVP, Executive Director SVP, Investor Relations of Allarity Therapeutics. Prior roles at Allarity include SVP, Information Technology and CTO in both Allarity Therapeutics, and its predecessor.

32 Allarity Therapeutics • 16 DRP ® patents granted covering 70 different oncology drugs. • Additional DRP ® patent applications pending focused on primary pipeline. • Recent USPTO allowance on 3 pending applications including our Dovitinib DRP ® . • Patent strategy allows us to file new patent applications as we develop DRP®’s for additional oncology drugs. • Additional protection from composition - of - matter, formulation, and method - of - use patents for priority programs. Strong & Expanding Intellectual Property Portfolio Global IP Protection for Foundational DRP® Technology

Upcoming Milestones to Deliver Significant Value Creation

Delivering significant value over the next 15-20 months through multiple value-creating inflection points

Dovitinib

- Initiate 1st combo Rx study (with Stenoparib) for OC in Q4 2022.
- **Anticipated Phase 1b data readout H2 2023.**
- Initiate pediatric study in osteosarcoma by end of 2022
- Initiate 2nd combo Rx study by H2 2023.

Stenoparib

- Initiate 1st combo Rx study (with Dovitinib) for OC in Q4 2022.
- **Anticipated interim Phase 2 data readout in ongoing OC monotherapy study end of 2022.**
- Evaluate additional combo Rx study opportunities in 2023.

IXEMPRA®

- **Anticipated interim Phase 2 mBC data readout in Q2 2023.**
- Potential program exit to strategic partner in H2 2023.

H2 2022 – H1 2024

allarity™ THERAPEUTICS

Allarity Therapeutics 33

34 Allarity Therapeutics Advanced oncology pipeline with multiple mid - to - late clinical - stage drug candidates and opportunities for external partnering. Industry leading DRP ® companion Dx technology platform validated across more clinical trials than any other competitor. Key value inflection points in 15 - 20 months. Interim data readouts for lead clinical programs in H1 and H2 2023. NASDAQ listed end of 2021. No debt. Key Investment Highlights

James G. Cullem Chief Executive Officer +1 (978) 500 - 0863 jcullem@allarity.com allarity.com

36 FAQs About Our DRP ® Platform Technology Allarity Therapeutics What are the different filter rings in the graphic of how DRP® works? They represent (i) our proprietary correlation analysis, (ii) our proprietary clinical biopsy filter, and (iii) our final statistical refinement step. Q: A: Why is a 50% cut - off optimal for DRP ® companion Dx patient scoring? Because our 35+ prior clinical validations for DRP® have proven that selecting the top 50% of patients, by DRP® score, reliably captures most responders while excluding most non - responders. ROC analysis after a trial confirm the cutoff selected before a trial. Q: A: Why does a DRP ® companion Dx typically range between 50 - 400 key expressed genes? Because that is the number of expressed genes our algorithm identifies as relevant to response or resistance to a given drug, incorporating necessary biomarkers of both response and resistance. Q: A:

FAQs About Our DRP® Platform Technology

Q: *Are DRP® companion Dx validations based upon retrospective or prospective trial analysis?*

A: Both. We have completed 35+ retrospective validations (including blinded retrospective validations) and 1 prospective validation to date.

Q: *Is there any special or proprietary way that individual patient biopsies are collected for DRP® analysis?*

A: No. We typically receive standard formalin-fixed, paraffin-embedded (FFPE) biopsy material, from which we extract all expressed mRNA, which we then analyze by industry standard AffyChip™ array technology.

Q: *Why is the DRP® Platform distinct and superior to other companion Dx approaches?*

A: Most importantly, because it is more highly, clinically validated than any other oncology companion Dx platform, and more extensively peer-review published and patented.

allarity™ THERAPEUTICS

Allarity Therapeutics 37

38 Allarity Therapeutics DRP ® Platform: 47 Clinical Validations, 32 Drugs/Combos Table 1. Overview of DRP clinical validations, with evidence level and clinical impact: 32 drugs or drug combinations, 47 clinical trials Level III: Retrospective Level II: Prospective with banked samples Level I: Prospective or confirmatory Cisplatin/LiPlaCis Breast, ovarian, lung NSCLC Metastatic breast Fulvestrant Neoadjuvant breast Metastatic breast Dovitinib HCC, Breast Renal, endometrial Dovitinib GIST, metast breast Epirubicin Neoadjuvant breast Metastatic breast 5-FU Colon Colon Belinostat AML Exemestane Metastatic breast 2X121 PARPi Solid tumors Ixabepilone Neoadjuvant breast Tamoxifen Adjuvant breast Docetaxel Neoadjuvant breast Metastatic breast Methotrexate ALL CHOP DLBCL (mRNA) DLBCL (miRNA) Cis-Epi-Cap Esophagus VDCMA Pediatric ALL Pediatric ALL ABVD Hodgkin Decitabine AML Tarceva NSCLC Sorafenib NSCLC Cetuximab Colon Bortezomib Multiple myeloma Melphalan Multiple myeloma Paclitaxel Neoadjuvant breast Metastatic breast Doc-cyc Breast Anastrozole Breast Breast FOLFOX/FOLFIRI Colon Total Therapy 3 Multiple myeloma Eribulin Metastatic breast Vinorebine Metastatic breast Capecitabine Metastatic breast Clinical impact legend Strong CC>0.4 or HR<0.5 Moderate CC<0.4 and HR>0.5 Weak CC<0.1 or P>0.05

39 Allarity Therapeutics Publications of Clinical/Method Validation for Drug - Specific DRP®’s List of peer-review publications describing clinical validation or method validation of DRPs for different drugs in different cancer types. Each DRP is specific to one drug. 1. Chen J, et al. A 71-gene signature of TRAIL sensitivity in cancer cells. (October 2011); Mol Cancer Ther, 10.1158/1535-7163. 2. Wang W, et al. Independent validation of a model using cell line chemosensitivity to predict response to therapy. J Natl Cancer Inst. (2013) Sep 4;105(17):1284-91 3. Knudsen S, et al. Development and validation of a gene expression score that predicts response to fulvestrant in breast cancer patients. PLoS One. 2014 Feb 5;9(2):e87415 4. Knudsen S, et al. Development and blind clinical validation of a microRNA based predictor of response to treatment with R-CHO(E)P in DLBCL. PLoS One. (2015) Feb 18;10(2):e0115538 5. Buhl IK, et al.. Cell Line Derived 5-FU and Irinotecan Drug-Sensitivity Profiles Evaluated in Adjuvant Colon Cancer Trial Data. PLoS One. (2016); 11(5): e0155123. 6. Winther M, et al. Clinical Impact of a Novel MicroRNA Chemo-Sensitivity Predictor in Gastrooesophageal Cancer. PLoS One. (2016); 11(2): e0148070. 7. Rücker FG, et al. Molecular dissection of valproic acid effects in acute myeloid leukemia identifies predictive networks. Epigenetics. (2016) Jul 2;11(7):517-25. 8. Prahm KP, et al. Clinical validation of chemotherapy predictors developed on global microRNA expression in the NCI60 cell line panel tested in ovarian cancer. PLoS ONE (2017) 12(3): e0174300. 9. Bohl S, et al. Gene expression analysis of decitabine treated AML: high impact of tumor suppressor gene expression changes. Leukemia & Lymphoma (2017) Vol. 58, Iss. 9, 2264-2267 10. Vangsted A.J., et al. Drug response prediction in high-risk multiple myeloma. Gene (2018) 644 80-86 11. Buhl IK, et al. Molecular prediction of adjuvant cisplatin efficacy in Non- Small Cell Lung Cancer (NSCLC)—Validation in two independent cohorts. PLoS ONE (2018) 13(3): e0194609. 12. Buhl ASK, et al. Predicting efficacy of epirubicin by a multigene assay in advanced breast cancer within a Danish Breast Cancer Cooperative Group (DBCG) cohort: a retrospective-prospective blinded study. Breast Cancer Res Treat. (2018) Aug 11. 13. Christensen TD, et al. Prediction of fulvestrant efficacy in patients with advanced breast cancer: retrospective-prospective evaluation of the predictive potential of a multigene expression assay. Breast Cancer. (2019) Oct 25. doi: 10.1007/s12282-019-01017-7 14. Plummer R., et al. First-in-human study of the PARP/tankyrase inhibitor E7449 in patients with advanced solid tumours and evaluation of a novel drug-response predictor. Br J Cancer (2020) 123(4):525-533. https://doi.org/10.1038/s41416-020-0916-5